UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

April 30, 2015

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FS Investment Corporation II (the “Company”) to be held on Monday, June 22, 2015 at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

(i) elect eleven members of the board of directors of the Company to serve until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified; and

(ii) ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important.

Sincerely yours,

Michael C. Forman Chairman, President and Chief Executive Officer

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2015

To the Stockholders of FS Investment Corporation II:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the “Annual Meeting”) of FS Investment Corporation II, a Maryland corporation (the “Company”), will be held at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on Monday, June 22, 2015 at 2:00 p.m., Eastern Time (the “Annual Meeting”), for the following purposes:

1.	To elect eleven members of the board of directors of the Company to serve until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	To consider and transact such other business as may properly come before the Annual Meeting, and adjournments or postponements thereof.

The board of directors has fixed the close of business on April 20, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2014 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www,franklinsquare.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd Vice President, Treasurer and Secretary

April 30, 2015

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Stockholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2015

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of FS Investment Corporation II, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at 2:00 p.m., Eastern Time, on Monday, June 22, 2015, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about April 30, 2015 to stockholders of record described below and are available on the Company’s website at www.franklinsquare.com.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR:

(i) the proposal to elect each of the director nominees named herein to the Board to serve until the 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified (the “Director Proposal”); and

(ii) the proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (the “Accountant Proposal”).

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Company’s Articles of Amendment and Restatement (the “Charter”), one third of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) also will be treated as Shares present for quorum purposes.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on April 20, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 314,919,965 Shares outstanding.

Required Vote

Director Proposal. Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Director Proposal. Shares represented by broker non-votes are not considered votes cast and thus have no effect on the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Accounting Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

Householding

The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. by telephone at (877) 628-8575 or by mail at FS Investment Corporation II, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 2:00 p.m., Eastern Time, on June 22, 2015.

The Company has enclosed a copy of this proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2014 (the “Annual Report”). This proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.franklinsquare.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $10,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of April 20, 2015, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of April 20, 2015. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of April 20, 2015
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage(2)

Interested Directors:

Michael C. Forman(3)	152,180.25	*
David J. Adelman(4)	123,284.40	*
Michael J. Heller(5)	46,424.01	*

Independent Directors:

Barbara Adams(6)	2,777.00	*
Stephen T. Burdumy	—	—
Richard I. Goldstein(7)	8,114.98
Jerel A. Hopkins	—	—
Robert E. Keith, Jr	23,332.62	*
Paul Mendelson	12,447.53	*
John E. Stuart	50,000.00	*
Scott J. Tarte	37,342.57	*

Executive Officers:

William Goebel(8)	2,766.12	*
Michael Lawson(9)	—	—
Zachary Klehr	6,915.84	*
Gerald F. Stahlecker(5)	7,187.79	*
Stephen S. Sypherd	4,150.00	*
James E. Volk	—	—

All Directors and Executive Officers as a group (17 persons)	468,808.13	*

*	Less than one percent.
(1)	The address of each beneficial owner is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 314,919,965 Shares issued and outstanding on April 20, 2015.
(3)	Includes 138,305.86 Shares held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of his minor children.
(4)	Includes 112,173.29 Shares held through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman, and 11,111.11 Shares held in a joint account with spouse.
(5)	All Shares held in a joint account with spouse.
(6)	All Shares held in an Individual Retirement Account.
(7)	Mr. Goldstein was appointed as a new independent member of the Board effective as of April 1, 2015.
(8)	Mr. Goebel served as the Company’s Chief Financial Officer from July 2011 until his resignation effective as of September 2, 2014.
(9)	Mr. Lawson was appointed as the Company’s Chief Financial Officer effective as of September 2, 2014.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, stockholders of the Company are being asked to consider the election of eleven directors of the Company. Pursuant to the Company’s Amended and Restated Bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than twelve. Directors of the Company are elected annually for a term of one year, and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board is currently comprised of eleven directors. On March 12, 2015, the Board appointed Mr. Richard I. Goldstein as new Independent Director (as defined below), effective as of April 1, 2015. Mr. Goldstein was appointed to serve for a term expiring at the Annual Meeting and as a member of the Board’s Valuation Committee. Each director nominee named below has been nominated for election by the Board to serve a one-year term until the 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Information about the Board and Director Nominees

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or FSIC II Advisor, LLC, the Company’s investment adviser (“FSIC II Advisor”), and are “independent” as defined in Rule 5605(a)(2) of The NASDAQ Stock Market LLC. These individuals are referred to as the Company’s independent directors (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not Independent Directors are referred to as interested directors (the “Interested Directors”).

The Board is currently comprised of eleven directors, eight of whom are Independent Directors. The Board has determined that the following director nominees are Independent Directors: Ms. Adams and Messrs. Burdumy, Goldstein, Hopkins, Keith, Mendelson, Stuart and Tarte. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors nominees has, or within the last two years had, a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee or as a stockholder.

In considering each director nominee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating stockholder value. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each director nominee that led the Board to conclude that each such person should serve as a director. The Board also considered the specific experience described in each director nominee’s biographical information, as disclosed below.

The following tables set forth certain information regarding the Independent Director nominees and Interested Director nominees. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Energy and Power Fund II. As of April 30, 2015, FS Energy and Power Fund II had not formally commenced investment operations.

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barbara Adams Age: 63 Director	Since 2012	Ms. Adams is currently the executive vice president—legal affairs and general counsel of the Philadelphia Housing Authority, and has served in such capacity since August 2011. She served as the general counsel of the Commonwealth of Pennsylvania from 2005 until January 2011. As general counsel to the Commonwealth, Ms. Adams led a staff of more than 500 lawyers in representing then Pennsylvania Governor Edward G. Rendell and more than 30 executive and independent agencies and commissions in litigation, transactions, regulatory, legislative and criminal justice matters. Prior to her appointment as general counsel to the Commonwealth, Ms. Adams was a partner at the law firm of Duane Morris LLP in Philadelphia, focusing her practice on taxable and tax-exempt public finance, affordable housing development matters, state and local government law, energy law and campaign finance law. Ms. Adams previously served as the policy committee co-chair on housing, in then Governor-elect Edward G. Rendell’s transition team. She is a charter member of the Forum on Affordable Housing and	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barbara Adams Age: 63 Director (continued)	Since 2012

Community Development Law of the American Bar Association and is a member of the National Association of Bond Lawyers and the American and Pennsylvania Bar Associations.

She is a past member of the board and secretary of Philadelphia Neighborhood Enterprise, a nonprofit corporation affiliated with The Enterprise Foundation, a past member of the board and treasurer of the Reading Terminal Market, and a past member of the respective boards of the Pennsylvania Association of Bond Lawyers, the Philadelphia Association of Community Development Corporations and the People’s Emergency Center in Philadelphia.

Ms. Adams has served on a number of other charitable and public organizations, including a term as commissioner of the Philadelphia Gas Commission, as an advisory board member on the Homeless Advocacy Project of the Philadelphia Bar Association and as a commissioner on the Independent Charter Commission of the City of Philadelphia. She is currently a member of the board of the Philadelphia Energy Authority and of the advisory board of The Nuclear World Project. Ms. Adams is a graduate of Temple University School of Law and a graduate of Smith College.

The Board determined that Ms. Adams’ extensive service in the private and public sectors provides her with experience that would be beneficial to the Company.

			One	None
Stephen T. Burdumy Age: 57 Director	Since 2014	Mr. Burdumy has been a partner at the law firm of Drinker Biddle & Reath LLP since January 2002 and currently serves as one of the firm’s managing partners. Mr. Burdumy is a corporate, securities and investment management attorney whose practice is devoted to representing public companies, privately-held businesses and private equity, venture capital and hedge funds, as well as investment managers, emerging companies and entrepreneurs. Prior to joining Drinker Biddle & Reath LLP, Mr. Burdumy was	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Stephen T. Burdumy Age: 57 Director (continued)	Since 2014

an attorney at Klehr Harrison Harvey Branzburg LLP (“Klehr Harrison”) from 1982 to 2002, including as a partner from 1988 to 2002. Mr. Burdumy was a member of the board of directors of the Philadelphia Alliance for Capital and Technology from June 2010 to July 2012. Mr. Burdumy received a B.S.F.S. in International Economics with a concentration in International Finance and Commerce, cum laude, from Georgetown University, and a J.D. from the University of San Francisco Law School.

Mr. Burdumy has extensive experience in corporate and securities law matters and has represented various public companies, privately-held businesses and private equity, venture capital and hedge funds, as well as investment managers, emerging companies and entrepreneurs. This experience has provided Mr. Burdumy, in the opinion of the Board, with experience and insight which is beneficial to the Company.

			One	None
Richard I. Goldstein Age: 54 Director	Since 2015	Mr. Goldstein has served as a managing director of Liberty Associated Partners, LP (“LAP”) since 2000 and Associated Partners, LP (“AP”) since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi-billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein previously served as a member of the board of directors of CURRENT Group, LLC from 2000 through 2012 and also served as a director of Intellon Corporation prior to its acquisition by Atheros Communications, Inc. He also served as a member of	Two	FS Energy and Power Fund

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Richard I. Goldstein Age: 54 Director (continued)	Since 2015

the board of trustees of The Shipley School from 2009 through 2014 and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries, including in the energy industry. This experience has provided Mr. Goldstein, in the opinion of the Board, with experience and insight which is beneficial to the Company.

			Two	FS Energy and Power Fund
Jerel A. Hopkins Age: 43 Director	Since 2013	Mr. Hopkins has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie Group Limited, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012 and on the board of directors of Delaware Management Trust Company since July 2008. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jerel A. Hopkins Age: 43 Director (continued)	Since 2013	Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins, in the opinion of the Board, with experience and insight which is beneficial to the Company.	One	None
Robert E. Keith, Jr. Age: 73 Director	Since 2012	Mr. Keith is a managing director of TL Ventures, a venture capital firm that Mr. Keith co-founded in 1988. Prior to founding TL Ventures, Mr. Keith enjoyed a 22-year career at Fidelity Bank in Philadelphia, a leading regional commercial financial institution, where he last served as vice-chairman responsible for most of the bank’s commercial lending and non-banking subsidiaries. During his tenure at Fidelity Bank, Mr. Keith oversaw significant growth and market expansion as well as entry into new service markets such as investment banking. Mr. Keith has served on the boards of directors of numerous public and private companies, including Noble Biomaterials Inc., where he has served since 2005. He previously served as a director and a member of the audit and compensation committees of Square 1 Financial, Inc. from December 2008 to October 2013. He also serves on the boards of numerous charitable organizations and trade associations, including serving since 2000 on the board of The Reinvestment Fund, a $$1.5 billion not-for-profit community investment institution, and from 2000 to 2014 on the board of Ben Franklin Technology Partners of Southeastern Pennsylvania, an independent not-for-profit economic development organization supporting technology-based enterprises. Mr. Keith has previously served on the board of directors of numerous companies, including Actua Corporation (formerly ICG Group, Inc.), a publicly- traded venture capital firm, from 1996 to February 2010 and Safeguard Scientifics, Inc. from 1996 to August 2009. For his contributions in the venture capital field, Mr. Keith was awarded the	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Robert E. Keith, Jr. Age: 73 Director (continued)	Since 2012

Blair Thompson award for lifetime achievement in venture capital by the Greater Philadelphia Venture Capital Group in 1999. Mr. Keith is a graduate of Amherst College and Temple University School of Law.

Mr. Keith’s extensive experience in the finance and venture capital industries provide him, in the opinion of the Board, with attributes that are beneficial to the Company. The Board also noted his experience as a member of the board of directors of various public and private companies and community organizations.

			One	None
Paul Mendelson Age: 68 Director	Since 2012	Mr. Mendelson served as the chief financial officer of Lincoln Investment Planning, Inc., a broker-dealer and registered investment adviser (“Lincoln Investment”), from 1994 until February 2011 and currently serves as a senior advisor for business development for Lincoln Investment. As chief financial officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. Mr. Mendelson previously served as a member of the board of directors of FS Investment Corporation from December 2008 through March 2015, and also served as a member of FS Investment Corporation’s audit committee and valuation committee. Mr. Mendelson previously served as a member of the board of trustees of FS Energy and Power Fund from September 2010 through March 2012, as well as a member of FS Energy and Power Fund’s audit committee and chairman of its valuation committee from May 2011 through March 2012. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior	One	FS Investment Corporation and FS Energy and Power Fund

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Paul Mendelson Age: 68 Director (continued)	Since 2012

to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned, privately-held businesses, in industries including manufacturing, retail, service and real estate. In addition, Mr. Mendelson spent two years with Arthur Andersen and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

Mr. Mendelson has extensive experience concerning financial reporting, controls, planning and regulatory issues by virtue of his previous position as chief financial officer of a broker-dealer and registered investment adviser and various other positions he held during the twenty years prior thereto. In addition, the Board considered his B.S. degree in accounting and his M.B.A. to be beneficial to the Company.

			One	FS Investment Corporation and FS Energy and Power Fund
John E. Stuart Age: 71 Director	Since 2012	Mr. Stuart is the managing partner of Strategic Business Options, LLC, a strategic consulting firm that he founded in January 2011. Mr. Stuart previously served as the chief executive officer of ConvergeOne, a leading independent integrator of communications, collaboration and customer interaction solutions for businesses in the United States, from 2003 through May 2009, where he was responsible for managing all aspects of the business. From 1999 to 2000, he was chief executive officer of StorNet, a nationwide value-added systems integrator. He previously was chairman and chief executive officer of IKON Office Solutions, a provider of office products, from 1985 to 1998. Mr. Stuart also serves as a member of the	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
John E. Stuart Age: 71 Director (continued)	Since 2012

board of directors of Altura Communications, a leading provider of communications applications, equipment and services for voice and data networking solutions, a position he has held since June 2011. Mr. Stuart served from 1996 to 2004 as a member of the board of directors and as chairman of the audit committee of Foster Wheeler, Inc., a global engineering and construction contractor and power equipment supplier. From March 2009 through August 2009, he served as chairman of the board of LifeCare Gateway, a consulting firm that provides financial advisors with a practice management program that addresses their clients’ life care needs. Mr. Stuart received both an undergraduate degree in business and a Masters in Business Administration from Pace University’s Lubin School of Business.

Mr. Stuart has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Stuart also has extensive experience in corporate finance, financial reporting and accounting and controls. This experience has provided Mr. Stuart, in the opinion of the Board, with experience and insight which is beneficial to the Company.

			One	None
Scott J. Tarte Age: 52 Director	Since 2012	Mr. Tarte has been the chief executive officer of Sparks Marketing Group, Inc. (“Sparks”), since 2001, when he and other investors purchased a controlling interest in Sparks, which at the time was a publicly-traded company. Mr. Tarte was later involved in taking Sparks private in 2005. Sparks manages all aspects of experiential marketing for Fortune 1000 companies, and designs and manufactures store fixtures for leading retail companies. Since July 2010, Mr. Tarte has been a managing director of Gabriel Investments, an early stage venture capital fund focused on investments within the Philadelphia entrepreneurial community. Prior to 2001, Mr. Tarte was chief operating	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Scott J. Tarte Age: 52 Director (continued)	Since 2012

officer of Travel One, a single office New Jersey-based travel agency which he helped grow into the sixth largest corporate travel management company in the United States, with revenues of $900 million and a staff of 1,400 employees. In 1999, Mr. Tarte and his partners sold Travel One to American Express, where Mr. Tarte stayed on for two years to create a $3 billion travel management division within American Express. Mr. Tarte currently serves as a director of Sidecar, an automated online marketing platform for e-commerce companies, a position he has held since January 2011. He previously served as a director of First Priority Bank, a position he held from 2006 through December 2008. Mr. Tarte has an undergraduate degree from the University of Pennsylvania and a law degree from Fordham University.

Mr. Tarte has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

			One	None

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 54 Chairman of the Board, President and Chief Executive Officer	Since 2011

Mr. Forman has served as the Company’s chairman, president and chief executive officer since its inception and as the chairman and chief executive officer of FSIC II Advisor since its inception. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Energy and Power Fund II, FSEP II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, February 2014, February 2014, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in December 2007. Mr. Forman served as president of FS Investment Corporation from December 2007 to April 2013. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings, L.P. (“Franklin Square Holdings”), the Company’s affiliate and sponsor. Prior to co- founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an

			Eight	FS Investment Corporation; FS Investment Corporation III; FS Energy and Power Fund; FS Energy and Power Fund II; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; and FS Global Credit Opportunities Fund—D

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 54 Chairman of the Board, President and Chief Executive Officer (continued)	Since 2011

active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), the Vetri Foundation for Children (chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT) and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FSIC II Advisor, which serves as the Company’s investment adviser. The Board believes Mr. Forman’s experience and his positions as the Company’s and FSIC II Advisor’s chief executive officer make him a significant asset to the Company.

			Eight	FS Investment Corporation; FS Investment Corporation III; FS Energy and Power Fund; FS Energy and Power Fund II; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; and FS Global Credit Opportunities Fund—D
David J. Adelman Age: 43 Director	Since 2011	Mr. Adelman has served as the Company’s vice- chairman since its inception and as the vice-chairman of FSIC II Advisor since its inception. Mr. Adelman also currently serves as the vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Energy and Power Fund II, FSEP II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A , FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such roles since each entity’s inception in December 2007,	Eight	FS Investment Corporation; FS Energy and Power Fund; FS Energy and Power Fund II; FS Investment Corporation III; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; FS Global Credit Opportunities Fund—D; and Actua Corporation

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
David J. Adelman Age: 43 Director (continued)	Since 2011

October 2007, September 2010, September 2010, February 2014, February 2014, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively.

Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. (“Campus Apartments”) since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States.

In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice- chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly ICG Group, Inc.) since June 2011 and member of the National Multifamily Housing Council (NMHC) and the Young Presidents’ Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

Mr. Adelman serves as vice-chairman of FSIC II Advisor and, together with Mr. Forman, is responsible for

			Eight	FS Investment Corporation; FS Energy and Power Fund; FS Energy and Power Fund II; FS Investment Corporation III; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; FS Global Credit Opportunities Fund—D; and Actua Corporation

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
David J. Adelman Age: 43 Director (continued)	Since 2011	implementing the Company’s investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.	Eight	FS Investment Corporation; FS Energy and Power Fund; FS Energy and Power Fund II; FS Investment Corporation III; FS Global Credit Opportunities Fund; FS Global Credit Opportunities Fund—A; FS Global Credit Opportunities Fund—D; and Actua Corporation
Michael J. Heller Age: 50 Director	Since 2012	Mr. Heller is a shareholder at the law firm of Cozen O’Connor, P.C., where he currently serves as the firm’s president and chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O’Connor, P.C. from October 2011 to December 2013. He also currently serves on the board of trustees of FS Energy and Power Fund, the board of directors of FS Investment Corporation and the board of directors of FS Investment Corporation III and has presided in such roles since September 2010, December 2007 and February 2014, respectively. He also has served as the chairman of FS Energy and Power Fund’s nominating and corporate governance committee from April 2011 through September 2013 and has served as a member of its valuation committee since April 2011. Mr. Heller also serves as a member of FS Investment Corporation’s valuation committee and has presided in that role since December 2008 and previously served as a member of FS Investment Corporation’s nominating and corporate governance committee from January 2011 through September 2013. Mr. Heller is also a member of FS Investment Corporation	Four	FS Investment Corporation; FS Energy and Power Fund; and FS Investment Corporation III

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael J. Heller Age: 50 Director (continued)	Since 2012

III’s valuation committee and has presided in that role since February 2014. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the president and chief executive officer of Cozen O’Connor, P.C., Mr. Heller was the Chairman of the Business Law Department from January 2007, and he served as vice- chairman of Cozen O’Connor, P.C.’s Business Law Department from 2002 until January 2007.

Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012, In addition, Mr. Heller has been a member of the boards of directors of Cozen O’Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

			Four	FS Investment Corporation; FS Energy and Power Fund; and FS Investment Corporation III

†	Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(1)	The address for each director is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Directors serve for a one-year term until the next annual meeting of stockholders and until their successors are duly elected and qualified.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Adelman are each an “interested person” because of their affiliation with FSIC II Advisor. Mr. Heller is an “interested person” because of a material professional relationship he has with Mr. Forman.

Risk Oversight and Board Structure

Board’s Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company’s investment valuation process through the Board’s Valuation Committee that operates pursuant to authority assigned to it by the Board; (5) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, investment sub-adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, the Company’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (7) overseeing the Company’s accounting and financial reporting processes, including supervision of the Company’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues.

The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Board receives a quarterly report from the Chief Compliance Officer, who reports on, among other things, the Company’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company’s Chief Compliance Officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. The Chief Compliance Officer also meets separately in executive session with the Independent Directors at least once each year. In addition to compliance reports from the Company’s Chief Compliance Officer, the Board also receives reports from legal counsel to the Company regarding regulatory compliance and governance matters.

Board Composition and Leadership Structure

Mr. Forman, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the President and Chief Executive Officer of the Company and chairman of the Board. The Board believes that Mr. Forman, as co-founder and Chief Executive Officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as Chairman of the Board. The Charter, as well as regulations governing business development companies (“BDCs”) generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead Independent Director.

The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company and the extensive regulation to which the Company is subject as a BDC.

Board Meetings and Attendance

The Board met 30 times during the fiscal year ended December 31, 2014, including four regular quarterly meetings. Each director attended at least 75% of the aggregate of all meetings of the Board to which they were invited during the fiscal year ended December 31, 2014. The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors attended the Company’s 2014 annual meeting. On March 12, 2015, Mr. Goldstein was appointed to serve on the Board effective April 1, 2015

Committees of the Board

The Board has established three standing committees of the Board, which consist of an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable BDCs. The Board may also engage compensation consultants from time-to-time, following consideration of certain factors related to such consultants’ independence.

Audit Committee

The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Keith, Mendelson (Chairman) and Stuart, each an Independent Director. The Board has determined that Messrs. Mendelson and Stuart are “audit committee financial experts” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants. The Audit Committee held five meetings during the fiscal year ended December 31, 2014. Each member of the Audit Committee attended all of the meetings held during the fiscal year ended December 31, 2014 with the exception of Mr. Stuart who attended over 75% of the meetings. The Audit Committee charter can be accessed via the Company’s website at www.franklinsquare.com by clicking on “Corporate Governance” on the bottom of the FSIC II webpage.

Valuation Committee

The Board has established a Valuation Committee that operates pursuant to the authority assigned to it by the Board and consists of five members, including a Chairman of the Valuation Committee. The Valuation Committee members are Ms. Adams and Messrs. Goldstein, Heller, Mendelson and Tarte (Chairman). The primary function of the Valuation Committee is to establish guidelines and make recommendations to the Board on matters relating to the valuation of the Company’s investments. The Valuation Committee held four meetings during the fiscal year ended December 31, 2014. Ms. Adams and Messrs. Heller, Mendelson and Tarte attended all of the meetings held during the fiscal year ended December 31, 2014. On March 12, 2015, Mr. Goldstein was appointed to serve on the Valuation Committee, effective April 1, 2015.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Nominating and Corporate Governance

Committee. The Nominating and Corporate Governance Committee members are Messrs. Heller (Chairman), Keith and Stuart. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of directors for election by stockholders, selection of director nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended December 31, 2014. Messrs. Heller and Keith attended all of the meetings held during fiscal year ended December 31, 2014 and Mr. Stuart attended 75% of the meetings.

When nominating director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the director nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.

The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company’s management and stockholders. Mr. Goldstein was identified and recommended as a potential director nominee to the Nominating and Corporate Governance Committee by an executive officer of the Company. Upon the recommendation of the Nominating and Corporate Governance Committee, on March 12, 2015, the Board voted to appoint Mr. Goldstein as a director of the Company, effective April 1, 2015.

A stockholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s Amended and Restated Bylaws, which are described in greater detail under the heading “Submission of Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The Nominating and Corporate Governance Committee charter can be accessed on the Company’s website at www.franklinsquare.com by clicking on “Corporate Governance” at the bottom of the FSIC II webpage.

Communications Between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about Executive Officers Who Are Not Directors

Effective April 1, 2015, the Board appointed Mr. James F. Volk as the chief compliance officer of the Company. Mr. Volk replaced Salvatore Faia, who had served as the Company’s chief compliance officer since May 2012 pursuant to an agreement with Vigilant Compliance, LLC.

The following table sets forth certain information regarding the executive officers of the Company who are not directors of the Company. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years

Zachary Klehr Age: 36 Executive Vice President	Since 2013	Mr. Klehr has served as the Company’s executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, and FS Energy and Power Fund II and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, FSIC III Advisor, LLC, FS Global Advisor, LLC, and FSEP II Advisor, LLC since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital Management (“Versa”), a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Michael Lawson Age: 54 Chief Financial Officer	Since 2014	Mr. Lawson has served as the Company’s chief financial officer since September 2014. Mr. Lawson has also served as chief financial officer of FS Investment Corporation III since December 2014. Mr. Lawson previously served as fund chief financial officer for Franklin Square Holdings from April 2014 to September 2014. Prior to joining Franklin Square Holdings and the Company, Mr. Lawson worked as an investment accounting director in the Global Fund Services Group of SEI Investments Company from July 2005 to April 2014. During his tenure as an investment accounting director, Mr. Lawson served as the chief financial officer of The Advisors’ Inner Circle Fund and other related mutual fund trusts. Mr. Lawson also served as an investment accounting manager for each of SEI Investments Company, Pilgrim Baxter & Associates, Ltd. and PFPC, Inc., a part of the PNC Financial Services Group Inc. Mr. Lawson received his Bachelor’s of Business Administration from Temple University with a degree in finance.

Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years

Gerald F. Stahlecker Age: 49 Executive Vice President	Since 2011

Mr. Stahlecker has served as the Company’s executive vice president since July 2011 and has served as executive vice president of FSIC II Advisor since November 2011. Mr. Stahlecker has also served as the executive vice president of FB Income Advisor, LLC since January 2010. He has served as president of FS Investment Corporation since April 2013 and previously served as the executive vice president of FS Investment Corporation from March 2010 to April 2013. Mr. Stahlecker is also the executive vice president of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Energy and Power Fund II, FSEP II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor LLC, and has presided in such roles since September 2010, September 2010, February 2014, February 2014, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Company’s affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately manages accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of the Greater Philadelphia Chamber of Commerce. Mr. Stahlecker previously served on the board of directors of the Investment Program Association, an industry trade group, and on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years

Stephen S. Sypherd Age: 38 Vice President, Treasurer and Secretary	Since 2013	Mr. Sypherd has served as the Company’s vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Investment Corporation III, FS Energy and Power Fund, FS Energy and Power Fund II, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since January 2013, June 2013, January 2013, February 2015, January 2013, January 2013 and January 2013, respectively. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FSIC II Advisor, FSIC III Advisor, LLC, FS Investment Advisor, LLC, FSEP II Advisor, LLC and FS Global Advisor, LLC since the later of August 2010 or such entity’s inception date, including as general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committee of that board).

James F. Volk Age: 52 Chief Compliance Officer	Since 2015	Mr. Volk has served as the Company’s chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation, FS Investment Corporation III, FS Energy and Power Fund, FS Energy and Power Fund II, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has also presided in such roles since April 2015. He is responsible for all compliance and regulatory issues affecting the funds in the Fund Complex. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers LLP. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

(1)	The address for each executive officer is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and Chief Financial Officer, as well as the members of the Board. The Company’s Code of Business Conduct and Ethics can be accessed via the Company’s website at www.franklinsquare.com by clicking on “Corporate Governance” at the bottom of the FSIC II webpage. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Stockholders may also obtain a copy of the Code of Business Conduct and Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for the Company’s business are provided by individuals who are employees of FSIC II Advisor or its affiliates or by individuals who were contracted by FSIC II Advisor, the Company or their respective affiliates to work on behalf of the Company. Each of the Company’s executive officers is an employee of FSIC II Advisor or its affiliates, and the day-to-day investment operations and administration of the Company’s portfolio are managed by FSIC II Advisor. In addition, the Company reimburses FSIC II Advisor for expenses necessary to perform services related to the Company’s administration and operations including FSIC II Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Company on behalf of FSIC II Advisor in accordance with the investment advisory and administrative services agreement, dated as of February 8, 2012, between the Company and FSIC II Advisor (the “investment advisory and administrative services agreement”).

Director Compensation

The Company does not pay compensation to its directors who also serve in an executive officer capacity for the Company or FSIC II Advisor.

Directors who do not also serve in an executive officer capacity for the Company or FSIC II Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings and annual fees for serving as a committee chairperson. These directors are Ms. Adams and Messrs. Burdumy, Goldstein, Heller, Hopkins, Keith, Mendelson, Stuart and Tarte.

Prior to April 1, 2015, amounts payable under the director fees arrangement were determined based on the Company’s net assets as of the end of each fiscal quarter and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

On November 25 2014, the Nominating and Corporate Governance Committee engaged Frederic W. Cook & Co., Inc., an independent compensation consultant, in order to assist in the evaluation of the Company’s director compensation program. On March 12, 2015, after recommendation by the Nominating and Corporate Governance Committee, the Board approved a modified fee arrangement for directors that became effective on April 1, 2015. Amounts payable under the modified arrangement are determined and paid quarterly in arrears as follows:

Fee	Amount
Annual Board Retainer	$100,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person Board committee meeting not held concurrently with a Board meeting.

The table below sets forth the compensation received by each director from (i) the Company and (ii) to the extent the director also served on the board of directors or board of trustees of one or more of the other companies in the Fund Complex, the total compensation received by the director from all such companies in the Fund Complex, including the Company, in each case, for service during the fiscal year ended December 31, 2014:

Name of Director	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Michael C. Forman	—	—	—
David J. Adelman	—	—	—
Michael J. Heller	$135,000	$135,000	$377,250
Barbara Adams	$100,000	$100,000	$100,000
Stephen T. Burdumy	$67,500	$67,500	$67,500
Richard I. Goldstein(2)	N/A	N/A	$125,000
Jerel A. Hopkins	$112,500	$112,500	$112,500
Robert E. Keith, Jr.	$112,500	$112,500	$112,500
Paul Mendelson	$137,500	$137,500	$257,500
John E. Stuart	$107,500	$107,000	$107,500
Scott J. Tarte	$125,000	$125,000	$125,000

(1)

The Company, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, and FS Energy and Power Fund II are part of the Fund Complex. As of April 30, 2015, FS Energy and Power Fund II had not yet commenced investment operations. Messrs. Adelman, Forman and Heller serve on the board of directors of FS Investment Corporation. Mr. Mendelson served on the board of directors of FS Investment Corporation through March 2015. Messrs. Adelman, Forman, Goldstein and Heller serve on the board of trustees of FS Energy and Power Fund. Messrs. Adelman, Forman and Heller serve on the board of directors of FS Investment Corporation III. Messrs. Adelman and Forman serve on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit

Opportunities Fund—A and FS Global Credit Opportunities Fund—D. Messrs. Adelman and Forman serve on the board of trustees of FS Energy and Power Fund II.
(2)	On March 12, 2015, Mr. Goldstein was appointed as a member of the Board effective as of April 1, 2015.

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)

Interested Directors:
Michael C. Forman	Over $100,000	Over $100,000
David J. Adelman	Over $100,000	Over $100,000
Michael J. Heller	Over $100,000	Over $100,000

Independent Directors:
Barbara Adams	$10,001-$50,000	$10,001-$50,000
Stephen T. Burdumy	None	None
Richard I. Goldstein(3)	$50,001-$100,000	Over $100,000
Jerel A. Hopkins	None	None
Robert E. Keith, Jr	Over $100,000	Over $100,000
Paul Mendelson	Over $100,000	Over $100,000
John E. Stuart	Over $100,000	Over $100,000
Scott J. Tarte	Over $100,000	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is based on a price of $10.60 per Share, which is the final offering price at which the Company issued Shares in its public offering in March 2014. The dollar range of equity securities of FS Investment Corporation beneficially owned by directors of the Company, if applicable, is based on a price of $10.24 per share, which is the last reported closing price for FS Investment Corporation on the New York Stock Exchange, LLC as of April 20, 2015. The dollar range of equity securities of FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D beneficially owned by directors of the Company, if applicable, is based on a price of $9.70 per common share of beneficial interest of FS Energy and Power Fund, $9.95 per share of common stock of FS Investment Corporation III, $9.65 per common share of beneficial interest of FS Global Credit Opportunities Fund—A and $9.06 per common share of beneficial interest of FS Global Credit Opportunities Fund—D, which were the public offering prices of such securities as of April 20, 2015. The dollar range of equity securities of FS Energy and Power Fund II beneficially owned by the directors of the Company, of applicable, is based on a price of $9.00 per common share of beneficial interest of FS Energy and Power Fund II, which is the price at which certain directors of the Company purchased such equity securities in connection with contributing seed capital to FS Energy and Power Fund II.
(3)	On March 12, 2015, Mr. Goldstein was appointed to serve as a member of the Board effective as of April 1, 2015.

Certain Relationships and Related Party Transactions (dollar amounts in thousands)

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company’s Code of Business Conduct and Ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which could include (1) a listing of the Company’s Shares on a national securities exchange, (2) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Board in which the Company’s stockholders likely will receive cash or shares of a publicly-traded company), all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Directors.

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC II Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. In connection with an anticipated liquidity event, FSIC II Advisor agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the base management fee received equals 1.75% of the average value of the Company’s gross assets. The Company commenced accruing fees under the investment advisory and administrative services agreement on June 18, 2012, upon commencement of its operations. Base management fees are paid on a quarterly basis in arrears.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FSIC II Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC II Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC II Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC II Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC II Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

The Company reimburses FSIC II Advisor and GSO / Blackstone Debt Funds Management LLC, the Company’s investment sub-adviser (“GDFM”), for expenses necessary to perform services related to the Company’s administration and operations, including FSIC II Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Company on behalf of FSIC II Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC II Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC II Advisor is required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Board reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of the administrative expenses among the Company and certain affiliates of FSIC II Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FSIC II Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FSIC II Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC II Advisor.

Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC II Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 1.5% of the gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC II Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s Shares, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, Franklin Square Holdings funded certain of the Company’s organization and offering costs. Following this period, the Company paid certain of its organization and offering costs directly and reimbursed FSIC II Advisor for offering costs incurred by FSIC II Advisor on the Company’s behalf. Organization and offering costs funded directly by Franklin Square Holdings were recorded by the Company as a contribution to capital. These offering costs were offset against capital in excess of par value on the Company’s consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FSIC II Advisor for ongoing offering costs and any reimbursements paid to Franklin Square Holdings for organization and offering costs previously funded, are recorded as a reduction of capital.

The investment advisory and administrative services agreement provides that FSIC II Advisor and its officers, managers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC II Advisor, or such other person, and FSIC II Advisor or such other person shall be held harmless for any loss or liability suffered by the Company, if (i) FSIC II Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) FSIC II Advisor or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of negligence or misconduct by FSIC II Advisor or such other person acting as the Company’s agent and (iv) the indemnification or agreement to hold FSIC II Advisor or such other person harmless is only recoverable out of the Company’s net assets and not from the Company’s stockholders.

The dealer manager for the Company’s continuous public offering was FS2 Capital Partners, LLC (“FS2”), which is one of the Company’s affiliates. Under the dealer manager agreement among the Company, FSIC II Advisor and FS2, FS2 was entitled to receive selling commissions and dealer manager fees in connection with the sale of Shares in the Company’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. The dealer manager agreement terminated in connection with the closing of the Company’s continuous public offering in March 2014.

The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the year ended December 31, 2014 (dollar amounts in the table below and the related notes are presented in thousands):

Related Party	Source Agreement	Description	Year Ended December 31, 2014
FSIC II Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$82,325
FSIC II Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$(9,234)
FSIC II Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$33,251
FSIC II Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$4,607
FSIC II Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(5)	$1,686
FS2	Dealer Manager Agreement	Dealer Manager Fee(6)	$8,821

(1)	During the year ended December 31, 2014, $74,269 in base management fees were paid to FSIC II Advisor. As of December 31, 2014, $23,069 in base management fees were payable to FSIC II Advisor.
(2)	During the year ended December 31, 2014, the Company reversed $9,234 of capital gains incentive fees previously accrued based on unrealized gains in the Company’s portfolio. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company did not pay any capital gains incentive fees to FSIC II Advisor during the year ended December 31, 2014. As of December 31, 2014, the Company did not have any accrued capital gains incentive fees based on the performance of its portfolio.
(3)	During the year ended December 31, 2014, $17,917 of subordinated incentive fees on income were paid to FSIC II Advisor. As of December 31, 2014, a subordinated incentive fee on income of $15,334 was payable to FSIC II Advisor.
(4)	During the year ended December 31, 2014, $4,173 of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC II Advisor and the remainder related to other reimbursable expenses. The Company paid $3,333 in administrative services expenses to FSIC II Advisor during the year ended December 31, 2014.
(5)	During the year ended December 31, 2014, the Company incurred offering costs of $1,686, of which $1,087 related to reimbursements to FSIC II Advisor for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC II Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s Shares. As of December 31, 2014, no amounts remain reimbursable to FSIC II Advisor and its affiliates under this arrangement.
(6)	Represents aggregate sales commissions and dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Expense Reimbursement

Pursuant to an expense support and conditional reimbursement agreement, dated as of May 10, 2012 and amended and restated as of May 16, 2013 (as amended and restated, the “expense reimbursement agreement”),

Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the regular cash distributions paid by the Company to its stockholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to Shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per Share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, offering and organization expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with U.S. generally accepted accounting principles for investment companies.

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future quarters.

During the year ended December 31, 2014 the Company did not accrue any amounts for reimbursement due from Franklin Square Holdings, or any amounts for expense reimbursement recoupment payable to Franklin Square Holdings, under the expense reimbursement agreement. As of December 31, 2014, no amounts are subject to payment to the Company by Franklin Square Holdings, or subject to repayment by the Company to Franklin Square Holdings, under the expense reimbursement agreement.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC II Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III and any future BDCs that are advised by FSIC II Advisor or its affiliated investment advisers (collectively, the “co-investment affiliates”). The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part by allowing the Company to participate in larger investments, together with the co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GSO / Blackstone Debt Funds Management LLC, the Company’s investment sub-adviser (“GDFM”), and its affiliates, the Company will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Potential Conflicts of Interest

FSIC II Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to the entities in the Fund Complex, other than the Company and FS Energy and Power Fund II (which, as of April 30, 2015, had not formally commenced investment operations). As a result, such personnel provide investment advisory services to the Fund Complex (other than FS Energy and Power Fund II). While none of FSIC II Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FSIC II Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC II Advisor or its management team. In addition, even in the absence of FSIC II Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to such persons were timely filed.

Required Vote

Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Director Proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP, 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. McGladrey LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2014, 2013, 2012 and 2011. The Company knows of no direct financial or material indirect financial interest of McGladrey LLP in the Company. A representative of McGladrey LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of McGladrey LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint McGladrey LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to the Company by McGladrey LLP for professional services performed for the Company’s fiscal years ended December 31, 2014 and 2013:

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2014	$392,500	—	—	$39,200
2013	$328,600	$71,950	—	$39,900

(1)	“Audit-Related Fees” are those fees billed to the Company by McGladrey LLP for services provided by McGladrey LLP or fees billed for expenses relating to the review by McGladrey LLP of the Company’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
(2)	“All Other Fees” are those fees, if any, billed to the Company by McGladrey LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company’s independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for FSIC II Advisor and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by McGladrey LLP to management. All of the audit and permitted non-audit services described above for which McGladrey LLP billed the Company for the fiscal years ended December 31, 2014 and 2013 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and McGladrey LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2014. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with McGladrey LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by McGladrey LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by McGladrey LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by McGladrey LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from McGladrey LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey LLP’s communications with the Audit Committee concerning independence, and has discussed with McGladrey LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to McGladrey LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting McGladrey LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2014 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC. The Audit Committee also recommended the appointment of McGladrey LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

Audit Committee Members:
Paul Mendelson, Chairman
Robert E. Keith Jr.
John E. Stuart

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non- votes with respect to the Accountant Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE

APPOINTMENT OF MCGLADREY LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s Amended and Restated Bylaws require the Company to hold an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any stockholder that wishes to submit a proposal for consideration at a subsequent meeting of the stockholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 promulgated under the Exchange Act and must be received by the Company in accordance with the Company’s Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before January 31, 2016 but not before January 1, 2016. The timely submission of a proposal does not guarantee its inclusion.

Any stockholder proposals submitted pursuant to the Rule 14a-8 promulgated under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2016 annual meeting of stockholders must be received by the Company on or before December 31, 2015. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER

AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	SUB-ADMINISTRATOR
FSIC II Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	GSO / Blackstone Debt Funds Management LLC 345 Park Avenue New York, NY 10154	State Street Bank and Trust Company 100 Huntington Avenue Tower II, Floor 3 Mail Code CPH0326 Boston, MA 02116

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FS INVESTMENT CORPORATION II 201 ROUSE BLVD. PHILADELPHIA, PA 19112 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. GENERAL QUESTIONS 1-855-486-7904 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M92601-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FS INVESTMENT CORPORATION II For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election of Directors Nominees: 01. Barbara Adams 07. Jerel A. Hopkins 02. David J. Adelman 08. Robert E. Keith, Jr. 03. Stephen T. Burdumy 09. Paul Mendelson 04. Michael C. Forman 10. John E. Stuart 05. Richard I. Goldstein 11. Scott J. Tarte 06. Michael J. Heller The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date☐☐☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. FS INVESTMENT CORPORATION II Annual Meeting of Stockholders June 22, 2015 This proxy is solicited by the Board of Directors The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of FS Investment Corporation II, a Maryland corporation (the “Company”), to be held at 2:00 p.m., Eastern Time, on Monday, June 22, 2015, at the offices of the Company located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned. The proxy statement and the accompanying materials are being mailed to stockholders of record described below on or about April 20, 2015 and are available on the Company’s website at www.franklinsquare.com. All properly executed proxies representing Shares received prior to the Annual meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect each of the director nominees and FOR the proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting ?rm for the ?scal year ending December 31, 2015. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. A Stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting. Continued and to be signed on reverse side